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                                                                   EXHIBIT 10.39

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       AMENDED AND RESTATED INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

                                      among

                           WELLS FARGO FOOTHILL, INC.,
                               as TB Wood's Agent,

                           WELLS FARGO FOOTHILL, INC.,
                                as Senior Agent,

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                        as Trustee and Collateral Agent,

                         ALTRA INDUSTRIAL MOTION, INC.,
                        and certain of its SUBSIDIARIES,
                           as Borrowers and Guarantors

                             TB WOOD'S CORPORATION,
                        and certain of its SUBSIDIARIES,
                           as TB Wood's Credit Parties

                          Dated as of November 30, 2004

                    Amended and Restated as of April 5, 2007

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       AMENDED AND RESTATED INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

     THIS AMENDED AND RESTATED INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT dated as of April 5, 2007 (this "Agreement") is made by and among WELLS FARGO FOOTHILL, INC., as agent (the "Original TB Wood's Agent") under and pursuant to the TB Wood's Credit Agreement (as hereinafter defined), WELLS FARGO FOOTHILL, INC., as senior agent (the "Original Senior Agent") under and pursuant to the Credit Agreement (as hereinafter defined), THE BANK OF NEW YORK TRUST COMPANY, N.A. ("BNY"), in its capacity as collateral agent under the Indenture Loan Documents (as hereinafter defined) (in such capacity, the "Collateral Agent"), BNY as Trustee under the Indenture Loan Documents (in such capacity, the "Trustee"), Altra Industrial Motion, Inc., a Delaware corporation ("Parent" ), those certain subsidiaries of Parent identified as Borrowers on the signature pages hereto (collectively with Parent, the "Borrowers") those certain subsidiaries of Parent identified as Guarantors on the signature pages hereto (collectively with Parent, the "Guarantors"), and the TB Wood's Credit Parties (as defined below) (this Agreement amends and restates the Intercreditor and Lien Subordination Agreement dated as of November 30, 2004 (the "Original Intercreditor Agreement"), among the Original Senior Agent, the Collateral Agent and the Borrowers and Guarantors).

                                    RECITALS

     A. Borrowers, Guarantors, Collateral Agent, and Trustee have entered into an Indenture, dated as of November 30, 2004 (the "Indenture"), pursuant to which the Borrowers incurred indebtedness for certain notes (such notes, together with all other notes issued after November 30, 2004 and exchange notes issued in exchange therefore, the "Notes") in an aggregate principal amount at maturity of $165,000,000 under the Indenture which, together with the Additional Notes (as defined below), interest, premiums, fees, costs and expenses (including, without limitation, attorneys fees and disbursements and including interest accrued after the initiation of any Insolvency Proceeding, whether or not allowed or allowable in any Insolvency Proceeding) and the other Secured Obligations (as defined in the Indenture Security Agreement (defined below)) are referred to herein as the "Indenture Secured Obligations". The repayment of the Indenture Secured Obligations is secured by security interests in and liens on the assets and properties (the "Collateral"; it being understood and agreed by the Parties that "Collateral" for purposes of this Agreement includes, without limitation, the TB Wood's Collateral) described in the Security Agreement dated as of November 30, 2004 (the "Indenture Security Agreement") made by the Borrowers and the Guarantors in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders, the Trademark Security Agreement, dated as of November 30, 2004, made by the Borrowers and Guarantors in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders (the "Indenture Trademark Security


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Agreements"), the Copyright Security Agreement, entered into from time to time, made by the Borrowers and Guarantors in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders (the "Indenture Copyright Security Agreements"), the Patent Security Agreement, dated as of November 30, 2004, made by the Borrowers and Guarantors in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders (the "Indenture Patent Security Agreements"), and certain real property mortgages (made from time to time, in each case, by a Borrower or a Guarantor in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders, each an "Indenture Mortgage" and, together with the Indenture, the Indenture Security Agreement, the Indenture Trademark Security Agreement, Indenture Copyright Security Agreement, Indenture Patent Security Agreement, and all Control Agreements (as defined in the Indenture Security Agreement), and the other Note Documents (as defined in the Indenture Security Agreement) executed and delivered in connection therewith, the "Indenture Agreements").

     B. Parent, the Borrowers, the Original Senior Agent and the lenders a party thereto have entered into a Credit Agreement dated as of November 30, 2004 (the "Original Credit Agreement") and the Guarantors, the Senior Lenders and the Original Senior Agent have entered into those certain guarantees (the "Guarantees") pursuant to which the Senior Lenders agreed, upon the terms and conditions stated therein, to make loans and advances to and to issue letters of credit on account of the Borrowers up to the principal amount of $30,000,000, together with the fees, interest, expenses and other obligations due under the Original Credit Agreement. The repayment of the Obligations (as that term is defined in the Original Credit Agreement) is secured by first priority security interests in and liens on the Collateral described in the Security Agreement dated as of November 30, 2004 (the "Senior Security Agreement") made by the Borrowers and the Guarantors in favor of the Original Senior Agent for the benefit of the Original Senior Agent, the Senior Lenders and the Bank Product Providers (as defined in the Credit Agreement), the Trademark Security Agreement, dated as of November 30, 2004, made by the Borrowers and the Guarantors in favor of the Original Senior Agent for the benefit of the Original Senior Agent, the Senior Lenders and the Bank Product Providers (the "Senior Trademark Security Agreements"), the Copyright Security Agreement, entered into from time to time, made by the Borrowers and the Guarantors in favor of the Original Senior Agent for the benefit of the Original Senior Agent, the Senior Lenders and the Bank Product Providers (the "Senior Copyright Security Agreements"), the Patent Security Agreement, dated as of November 30, 2004, made by the Borrowers and the Guarantors in favor of the Original Senior Agent for the benefit of the Original Senior Agent, the Senior Lenders and the Bank Product Providers (the "Senior Patent Security Agreements"), and certain real property mortgages (made from time to time, in each case, by a Borrower or a Guarantor in favor of the Original Senior Agent for the benefit of the Original Senior Agent, the Senior Lenders and the Bank Product Providers, each a "Senior Mortgage" and, together with the Credit Agreement, the Guarantees, the Senior Security Agreement, the Senior Trademark Security Agreement, Senior Copyright


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Security Agreement, Senior Patent Security Agreement, and all Control Agreements
(as defined in the Credit Agreement) and the other Loan Documents (as defined in the Credit Agreement) executed and delivered in connection therewith, the "Senior Agreements").

     C. TB Wood's Corporation ("TB Wood's"), the subsidiaries of TB Wood's party thereto (collectively with TB Wood's, the "TB Wood's Credit Parties"), the Original TB Wood's Agent and the lenders a party thereto have entered into a Credit Agreement dated as of the date hereof (the "Original TB Wood's Credit Agreement") pursuant to which the TB Wood's Lenders agreed, upon the terms and conditions stated therein, to make loans and advances to and to issue letters of credit on account of the TB Wood's Credit Parties up to the principal amount of $19,557,916.32, together with the fees, interest, expenses and other obligations due under the Original TB Wood's Credit Agreement. The repayment of the Obligations (as that term is defined in the Original TB Wood's Credit Agreement) is secured by first priority security interests in and liens on the collateral (the "TB Wood's Collateral") described in the Security Agreement dated as of the date hereof (the "TB Wood's Security Agreement") made by the TB Wood's Credit Parties in favor of the Original TB Wood's Agent for the benefit of the Original TB Wood's Agent and the TB Wood's Lenders, the Trademark Security Agreement, dated as of the date hereof, made by the TB Wood's Credit Parties in favor of the Original TB Wood's Agent for the benefit of the Original TB Wood's Agent and the TB Wood's Lenders (the "TB Wood's Trademark Security Agreements"), the Copyright Security Agreement, entered into from time to time, made by the TB Wood's Credit Parties in favor of the Original TB Wood's Agent for the benefit of the Original TB Wood's Agent and the Senior Lenders (the "TB Wood's Copyright Security Agreements"), the Patent Security Agreement, dated as of the date hereof, made by the TB Wood's Credit Parties in favor of the Original TB Wood's Agent for the benefit of the Original TB Wood's Agent and the TB Wood's Lenders (the "TB Wood's Patent Security Agreements"), and certain real property mortgages (made from time to time, in each case, by a TB Wood's Credit Party in favor of the Original TB Wood's Agent for the benefit of the Original TB Wood's Agent and the TB Wood's Lenders, each a "TB Wood's Mortgage" and, together with the TB Wood's Credit Agreement, the TB Wood's Security Agreement, the TB Wood's Trademark Security Agreement, the TB Wood's Copyright Security Agreement, the TB Wood's Patent Security Agreement, and all Control Agreements (as defined in the TB Wood's Credit Agreement) and the other Loan Documents (as defined in the TB Wood's Credit Agreement) executed and delivered in connection therewith, the "TB Wood's Agreements").

     D. In connection with the acquisition by Parent of the shares of stock of TB Wood's, Parent intends to issue additional Notes (the "Additional Notes") in an aggregate principal amount at maturity of $105,000,000 under the Indenture.

     E. One of the conditions of the Original Credit Agreement was that the priority of the security interests in and liens on the Collateral to secure the Credit Agreement Secured Obligations (as hereinafter defined) be senior to the security interests


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in and liens on the Collateral to secure the Indenture Secured Obligations, in the manner and to the extent provided in this Agreement. One of the conditions of the Original TB Wood's Credit Agreement is that the priority of the security interests in and liens on the TB Wood's Collateral to secure the TB Wood's Credit Agreement Secured Obligations (as hereinafter defined) be senior to the security interests in and liens on the TB Wood's Collateral to secure the Credit Agreement Secured Obligations and the Indenture Secured Obligations, in the manner and to the extent provided in this Agreement.

     F. The Senior Agent and the Collateral Agent entered into the Original Intercreditor Agreement concerning the respective rights of the Senior Agent and the Collateral Agent with respect to the priority of their respective security interests in and liens on the Collateral. The TB Wood's Agent, Senior Agent and the Collateral Agent (at the request of the TB Wood's Agent and the Senior Agent) desire to amend and restate the Original Intercreditor Agreement solely to clarify the respective rights of the TB Wood's Agent, Senior Agent and the Collateral Agent with respect to the priority of their respective security interests in and liens on the TB Wood's Collateral (this Agreement is not intended to alter in any manner the respective rights of the Senior Agent and the Collateral Agent with respect to the priority of their respective rights and interests in the Collateral (including the TB Wood's Collateral) as set forth in the Original Intercreditor Agreement.

     G. The terms of the Indenture permitted the Borrowers and the Guarantors to enter into the Original Credit Agreement, subject to compliance with certain conditions, and in connection therewith authorized and directed the Collateral Agent to enter into the Original Intercreditor Agreement. The terms of the Credit Agreement and the Indenture permit the Borrowers and the Guarantors to enter into the TB Wood's Credit Agreement, subject to compliance with certain conditions, and in connection therewith authorize and/or direct the Senior Agent and Collateral Agent to enter into this Agreement.

     H. In order to induce the TB Wood's Agent to extend credit to the TB Wood's Credit Parties and for purposes of certain conditions precedent and covenants of the Original TB Wood's Credit Agreement, the TB Wood's Agent, the Senior Agent and the Collateral Agent hereby agree to amend and restate the Original Intercreditor Agreement as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.01 Terms Defined Above and in the Recitals. As used in this Agreement, the following terms shall have the respective meanings indicated in the opening paragraph hereof and in the above Recitals:

          "Additional Notes"
          "Agreement"


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          "BNY"
          "Borrower"
          "Collateral"
          "Collateral Agent"
          "Guarantees"
          "Guarantors"
          "Indenture"
          "Indenture Agreements"
          "Indenture Copyright Security Agreement"
          "Indenture Patent Security Agreement"
          "Indenture Secured Obligations"
          "Indenture Security Agreement"
          "Indenture Trademark Security Agreement"
          "Original Credit Agreement"
          "Original Intercreditor Agreement"
          "Original Senior Agent"
          "Original TB Wood's Agent"
          "Original TB Wood's Credit Agreement"
          "Parent"
          "Senior Agreements"
          "Senior Copyright Security Agreement"
          "Senior Patent Security Agreement"
          "Senior Security Agreement"
          "Senior Trademark Security Agreement"
          "TB Wood's"
          "TB Wood's Agreements"
          "TB Wood's Collateral"
          "TB Wood's Copyright Security Agreement"
          "TB Wood's Credit Parties"
          "TB Wood's Mortgages"
          "TB Wood's Patent Security Agreements"
          "TB Wood's Security Agreements"
          "TB Wood's Trademark Security Agreements"
          "Trustee"

     Section 1.02 Credit Agreement Definitions. All capitalized terms which are used but not defined herein shall have the same meaning as in the Original Credit Agreement, as in effect on the date hereof.

     Section 1.03 Other Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests,


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participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

          "Cash Collateral" means any Collateral consisting of cash or cash equivalents, any security entitlement (as defined in the UCC) and any financial assets (as defined in the UCC).

          "Control Collateral" means any Collateral consisting of a certificated security (as defined in the UCC), investment property (as defined in the UCC), a deposit account (as defined in the UCC and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

          "Credit Agreement" means any Credit Agreement (as defined in the Indenture), including one or more credit facilities (including the Original Credit Agreement), in each case, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including (a) any agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of the Borrowers or any other Persons as parties thereto) or refinancing all or any portion of the Obligations or Commitments as those terms are defined in the Original Credit Agreement, (b) any New Credit Facility and (c) any other agreement that itself is a Credit Agreement hereunder) and whether by the same or any other agent, lender, group of lenders or institutional investors and whether or not increasing the amount of indebtedness that may be incurred thereunder.

          "Credit Agreement Secured Obligations" means all Obligations and all other amounts owing or due under the terms of any Credit Agreement and the other Senior Loan Documents, including any and all amounts payable under or in respect of the Senior Loan Documents, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including principal, premium, interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, any obligation to post cash collateral in respect of letters of credit or indemnities in respect thereof, indemnities, guarantees, and all other amounts payable thereunder or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Borrower, any Guarantor or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding).

          "Discharge of Credit Agreement Secured Obligations" means payment in full in cash (or in the case of Letters of Credit and Bank Product Obligations, the cash collateralization as required by the Senior Loan Documents) of the Credit Agreement Secured Obligations (other than Credit Agreement Secured Obligations consisting solely of contingent indemnification obligations under the Senior Loan Documents) after or


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concurrently with termination of all commitments to extend credit under any
Credit Agreement.

          "Discharge of TB Wood's Credit Agreement Secured Obligations" means payment in full in cash (or in the case of Letters of Credit, the cash collateralization as required by the TB Wood's Loan Documents) of the TB Wood's Credit Agreement Secured Obligations (other than TB Wood's Credit Agreement Secured Obligations consisting solely of contingent indemnification obligations under the TB Wood's Loan Documents) after or concurrently with termination of all commitments to extend credit under the TB Wood's Credit Agreement.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Exercise Any Secured Creditor Remedies" or "Exercise of Secured Creditor Remedies" means (a) the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 9 of the applicable Uniform Commercial Code, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien under the Senior Loan Documents, the Indenture Loan Documents, applicable law, in an Insolvency Proceeding or otherwise, including the election to retain Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral, (d) the sale, lease, license, or other disposition of all or any portion of the Collateral, by private or public sale, other disposition or any other means permissible under applicable law, (e) the solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral to the extent undertaken and being diligently pursued in good faith to consummate the sale of such Collateral within a commercially reasonable time, (f) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the sale of such Collateral within a commercially reasonable time, and (g) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any Capital Stock and including any right of recoupment or set-off) whether under the Senior Loan Documents, the Indenture Loan Documents, applicable law, in an Insolvency Proceeding or otherwise.

          "Indenture Loan Documents" shall mean the Indenture, the Notes, the Indenture Agreements, and such other agreements, instruments and certificates as defined or referred to in the Indenture.


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          "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

          "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

          "Lien Priority" means with respect to any Lien of the TB Wood's Agent, the Senior Agent or the Collateral Agent in the Collateral, the order of priority of such Lien as specified in Section 2.01.

          "Loan Documents" means the TB Wood's Loan Documents, the Senior Loan Documents and the Indenture Loan Documents, as applicable.

          "Maximum Priority Debt Amount" means, as of any date of determination, the principal amount (including the undrawn amount of all letters of credit) of Credit Agreement Secured Obligations as of such date up to, but not in excess of, $30,000,000, (a) minus the amount of all permanent commitment reductions made from and after the date hereof under the effective Credit Agreement, but to be reinstated at the time of entering into any New Credit Facility, and (b) plus any interest, fees, Lender Group Expenses and indemnities payable under the Senior Loan Documents or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Borrower, any Guarantor or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any such Insolvency Proceeding).

          "Maximum Priority TB Wood's Debt Amount" means, as of any date of determination, the principal amount (including the undrawn amount of all letters of credit) of TB Wood's Credit Agreement Secured Obligations as of such date up to, but not in excess of, $19,557,916.32, (a) minus the amount of all permanent commitment reductions made from and after the date hereof under the effective TB Wood's Credit Agreement, and (b) plus any interest, fees, Lender Group Expenses and indemnities payable under the TB Wood's Loan Documents or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding


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relating to any TB Wood's Credit Party or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any such Insolvency Proceeding).

          "New Credit Facility" means one or more debt facilities entered into by any Borrower or any of its Subsidiaries following a Discharge of Credit Agreement Secured Obligations under the then effective Credit Agreement, providing for revolving credit loans or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time; provided that such debt facility qualifies as a Credit Agreement (as defined in the Indenture).

          "Noteholders" means each of the holders of the Notes.

          "Party" means TB Wood's Agent, Senior Agent and Collateral Agent.

          "Payment Collateral" means all accounts, instruments, chattel paper, letters of credit, deposit accounts, securities accounts, and payment intangibles, together with all supporting obligations (as those terms are defined in the UCC), in each case composing a portion of the Collateral.

          "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

          "Proceeds" means (i) all "proceeds" as defined in Article 9 of the UCC with respect to the Collateral, and (ii) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

          "Recovery" has the meaning set forth in Section 5.03.

          "Senior Agent" means the Original Senior Agent, together with all successors, assigns, transferees, participants, replacement or refinancing lenders, of the Original Senior Agent, including any Person designated as an Agent under any Credit Agreement; provided, that for purposes of this Agreement, the Collateral Agent and the TB Wood's Agent, prior to the termination of the Original Credit Agreement and the TB Wood's Credit Agreement, respectively, shall be entitled to deal only with the Original Senior Agent until such time as the Original Senior Agent shall have assigned or otherwise transfer to another Agent thereof all of its rights and obligations hereunder to such other Agent pursuant to a written document which has been provided by the Original Senior Agent or a designee to the Collateral Agent and the TB Wood's Agent and until receipt thereof, Collateral Agent and the TB Wood's Agent shall not be liable for any such dealings (including the turning over of any Collateral or proceeds thereof to


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the Original Senior Agent at a time when any other Agent and not the Original
Senior Agent was entitled thereto).

          "Senior Lenders" means the lenders from time to time party to a Credit Agreement.

          "Senior Loan Documents" means any Credit Agreement and the other Loan Documents (as such term is defined in the Original Credit Agreement), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a Credit Agreement, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, in accordance with this Agreement.

          "Standstill Notice" means a written notice from or on behalf of Senior Agent to the Collateral Agent stating that an Event of Default has occurred and stating that such written notice is a "Standstill Notice".

          "Standstill Period" has the meaning set forth in Section 2.03.

          "TB Wood's Agent" means the Original TB Wood's Agent, together with all successors, assigns, transferees, participants, replacement or refinancing lenders, of the Original TB Wood's Agent, including any Person designated as an Agent under the TB Wood's Credit Agreement; provided, that for purposes of this Agreement, the Senior Agent and the Collateral Agent, prior to the termination of the Original TB Wood's Credit Agreement, shall be entitled to deal only with the Original TB Wood's Agent until such time as the Original TB Wood's Agent shall have assigned or otherwise transfer to another Agent thereof all of its rights and obligations hereunder to such other Agent pursuant to a written document which has been provided by the Original TB Wood's Agent or a designee to the Senior Agent and the Collateral Agent and until receipt thereof, Senior Agent and Collateral Agent shall not be liable for any such dealings (including the turning over of any Collateral or proceeds thereof to the Original TB Wood's Agent at a time when any other Agent and not the Original TB Wood's Agent was entitled thereto).

          "TB Wood's Credit Agreement" means the TB Wood's Credit Agreement, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including any agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of the TB Wood's Credit Parties or any other Persons as parties thereto) or refinancing all or any portion of the Obligations or Commitments as those terms are defined in the Original TB Wood's Credit Agreement, whether by the same or any other agent, lender, group of lenders or institutional investors and whether or not increasing the amount of indebtedness that may be incurred thereunder.


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          "TB Wood's Credit Agreement Secured Obligations" means all Obligations and all other amounts owing or due under the terms of the TB Wood's Credit Agreement and the other TB Wood's Loan Documents, including any and all amounts payable under or in respect of the TB Wood's Loan Documents, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including principal, premium, interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, any obligation to post cash collateral in respect of letters of credit or indemnities in respect thereof, indemnities, guarantees, and all other amounts payable thereunder or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any TB Wood's Credit Party or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding).

          "TB Wood's Lenders" means the lenders from time to time party to the TB Wood's Credit Agreement.

          "TB Wood's Loan Documents" means the TB Wood's Credit Agreement and the other Loan Documents (as such term is defined in the Original TB Wood's Credit Agreement), or any other security, collateral, ancillary or other document entered into in connection with or related to the TB Wood's Credit Agreement, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, in accordance with this Agreement.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York

          Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns.

                                   ARTICLE II.

                                  LIEN PRIORITY

     Section 2.01 Agreement to Subordinate. Notwithstanding the date, time, method, manner or order of grant, attachment, or perfection of any Liens granted to the Collateral Agent, the Trustee, or the Noteholders in respect of all or any portion of the Collateral, or of any Liens granted to the Senior Agent or any Senior Lender in respect of all or any portion of the Collateral, or of any Liens granted to the TB Wood's Agent or any TB Wood's Lender in respect of all or any portion of the TB Wood's Collateral, or the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of TB Wood's Agent (or any TB Wood's Lender), Senior Agent (or any Senior Lender) or the Collateral Agent (or the Trustee or any Noteholder) in any Collateral or any provision of the applicable Uniform Commercial Code, any other applicable law, the Indenture Loan Documents, the Senior Loan Documents, the TB Wood's Loan Documents or any other circumstance whatsoever, the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, the Senior Agent, on behalf of itself, the Senior Lenders and the Bank Product Providers, and the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, hereby agree that:

          (a) (i) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the Senior Agent and the Senior Lenders in the Collateral to secure all or any portion of the Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount, and (ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Senior Agent or any Senior Lender that secures all or any portion of the Credit Agreement Secured Obligations in excess of the Maximum Priority Debt Amount, shall in all respects be junior and subordinate to all Liens granted to the Collateral Agent, the Trustee or any Noteholder in the Collateral to secure all or any portion of the Indenture Secured Obligations, and

          (b) (i) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Senior Agent (or any Senior Lender) that secures all or any portion of the Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount, shall in all respects be senior and prior to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the Collateral to secure all or any portion of the Indenture Secured Obligations, and (ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be senior and prior to all Liens granted to the Senior Agent and the Senior Lenders in the Collateral to secure all or any portion of the Credit Agreement Secured Obligations in excess of the Maximum Priority Debt Amount,

          (c) (i) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the TB Wood's Agent and the TB Wood's Lenders in the TB Wood's Collateral to secure all or any portion of the TB Wood's Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority TB Wood's Debt Amount, and (ii) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the TB Wood's Agent or any TB Wood's Lender that secures all or any portion of the TB Wood's Credit Agreement Secured Obligations in excess of the Maximum Priority TB Wood's Debt Amount, shall in all respects be junior and subordinate to all Liens granted to the Collateral Agent, the Trustee or any Noteholder in the TB Wood's Collateral to secure all or any portion of the Indenture Secured Obligations.

          (d) (i) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the TB Wood's Agent (or any TB Wood's Lender) that secures all or any portion of the TB Wood's Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority TB Wood's Debt Amount, shall in all respects be senior and prior to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the TB Wood's Collateral to secure all or any portion of the Indenture Secured Obligations, and (ii) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be senior and prior to all Liens granted to the TB Wood's Agent and the TB Wood's Lenders in the TB Wood's Collateral to secure all or any portion of the TB Wood's Credit Agreement Secured Obligations in excess of the Maximum Priority TB Wood's Debt Amount.

          (e) (i) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the Senior Agent or any Senior Lender that secures all or any portion of the Credit Agreement Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the TB Wood's Agent and the TB Wood's Lenders in the TB Wood's Collateral to secure all or any portion of the TB Wood's Credit Agreement Secured Obligations and (ii) any Lien in respect of all or any portion of the TB Wood's Collateral now or hereafter held by or on behalf of the TB Wood's Agent (or any TB Wood's Lender) that secures all or any portion of the TB Wood's Credit Agreement Secured Obligations, shall in all respects be senior and prior to all Liens granted to the Senior Agent (or any Senior Lender) in the TB Wood's Collateral to secure all or any portion of the Credit Agreement Secured Obligations.

          The Collateral Agent, for and on behalf of itself, the Trustee and the Noteholders, acknowledges and agrees that, concurrently herewith, the Senior Agent, for the benefit of itself and the Senior Lenders, has been granted Liens upon all of the Collateral in which the Collateral Agent has been granted Liens and the Collateral Agent hereby consents thereto. The Senior Agent acknowledges and agrees that the Collateral Agent, for the benefit of itself, the Trustee, and the Noteholders, has been granted Liens upon all of the Collateral and the Senior Agent hereby consents thereto. The subordination of Liens (up to the Maximum Priority Debt Amount) by the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders in favor of the Senior Agent and the Senior Lenders herein shall not be deemed to subordinate the Collateral Agent's Liens to the Liens of any other Person. The subordination of Liens (in excess of the Maximum Priority Debt Amount) in favor of the Collateral Agent, for the benefit of itself, the Trustee and the Noteholders herein shall not be deemed to subordinate the Senior Agent's Liens to the Liens of any other Person.

          Each of the Senior Agent, on behalf of itself and the Senior Lenders, and the Collateral Agent, for and on behalf of itself, the Trustee and the Noteholders, acknowledges and agrees that, concurrently herewith, the TB Wood's Agent, for the benefit of itself and the TB Wood's Lenders, has been granted Liens upon the TB Wood's Collateral and the Senior Agent and the Collateral Agent hereby consent thereto. The TB Wood's Agent acknowledges and agrees that each of the Senior Agent, on behalf of itself and the Senior Lenders, and the Collateral Agent, for the benefit of itself, the Trustee, and the Noteholders, has been granted Liens upon the TB Wood's Collateral and the TB Wood's Agent hereby consents thereto. The subordination of Liens (up to the Maximum Priority TB Wood's Debt Amount) by the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders in favor of the TB Wood's Agent and the TB Wood's Lenders herein shall not be deemed to subordinate the Collateral Agent's Liens to the Liens of any other Person. The subordination of Liens (in excess of the Maximum Priority TB Wood's Debt Amount) in favor of the Collateral Agent, for the benefit of itself, the Trustee and the Noteholders herein shall not be deemed to subordinate the TB Wood's Agent's Liens to the Liens of any other Person.

     Section 2.02 Waiver of Right to Contest Liens. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it and they shall not (and hereby waives, on behalf of itself and the Noteholders any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Senior Agent in respect of the Collateral or the validity, priority, enforceability, or perfection of the Liens of the TB Wood's Agent in respect of the TB Wood's Collateral . The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, agrees that neither the Collateral Agent nor the Trustee will take any action that would hinder any exercise of remedies undertaken by the Senior Agent under the Senior Loan Documents or the exercise of remedies undertaken by the TB Wood's Agent under the TB Wood's Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by foreclosure or otherwise. The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, hereby waives any and all rights it, the Trustee, or the Noteholders may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which (a) the Senior Agent seeks to enforce the Liens in any portion of the Collateral (it being understood and agreed that the terms of this Agreement shall govern with respect to the Collateral even if any portion of the Liens securing the Credit Agreement Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise) or
(b) the TB Wood's Agent seeks to enforce the Liens in any portion of the TB Wood's Collateral (it being understood and agreed that the terms of this Agreement shall govern with respect to the TB Wood's Collateral even if any portion of the Liens securing the TB Wood's Credit Agreement Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise). The Senior Agent, for itself and the Senior Lenders, agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Collateral Agent in respect of the Collateral or the validity, priority, enforceability, or perfection of the Liens of the TB Wood's Agent in respect of the TB Wood's Collateral. Following the Discharge of Credit Agreement Secured Obligations, the Senior Agent, on behalf of itself and the Senior Lenders, agrees that it will not take any action that would hinder any exercise of remedies undertaken by the Collateral Agent, the Trustee, or any Noteholder under the Indenture Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by foreclosure or otherwise. Following the Discharge of Credit Agreement Secured Obligations, the Senior Agent, on behalf of itself and the Senior Lenders, hereby waives any and all rights it may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which the Collateral Agent, the Trustee or any Noteholder seeks to enforce the Liens in any portion of the Collateral (it being understood and agreed that the terms of this Agreement shall govern with respect to the Collateral even if any portion of the Liens securing the Indenture Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise). Following the Discharge of TB Wood's Credit Agreement Secured Obligations, the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, agrees that it will not take any action that would hinder any exercise of remedies undertaken by the Collateral Agent, the Trustee, or any Noteholder under the Indenture Loan Documents or by the Senior Agent or Senior Lenders under the Senior Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by foreclosure or otherwise. Following the Discharge of TB Wood's Credit Agreement Secured Obligations, the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, hereby waives any and all rights it may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which the Senior Agent, any Senior Lenders, Collateral Agent, the Trustee or any Noteholder seeks to enforce the

Liens in any portion of the Collateral (it being understood and agreed that the terms of this Agreement shall govern with respect to the TB Wood's Collateral even if any portion of the Liens securing the Indenture Secured Obligations or the Credit Agreement Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise)

     Section 2.03 Remedies Standstill. At any time after the occurrence and during the continuation of an Event of Default under any of the Loan Documents, the Senior Agent may send a Standstill Notice to the Collateral Agent. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that from and after the date of its receipt of any Standstill Notice, neither the Collateral Agent nor the Trustee will Exercise Any Secured Creditor Remedies (other than its rights under Section 2.04(d)) unless and until (a) the Senior Agent has expressly waived or acknowledged the cure of the applicable Event of Default in writing or the Discharge of the Credit Agreement Secured Obligations shall have occurred, or (b) 120 days shall have elapsed from the date of the Collateral Agent's receipt of such Standstill Notice. From and after the earlier to occur of (i) the Collateral Agent's receipt of such waiver or cure notice, or
(ii) the elapsing of such 120th day period, any of the Collateral Agent, the Trustee, or any Noteholder may commence to Exercise Any Secured Creditor Remedies (subject to the provisions of this Agreement, including the immediately succeeding sentence, Section 4.02 hereof and except with respect to any such Collateral as to which the Senior Agent is diligently effecting the collection, foreclosure, sale or other realization upon or disposition of). Notwithstanding any other provision in this Agreement, none of the Collateral Agent, the Trustee or any Noteholder may Exercise Any Secured Creditor Remedies prior to the Discharge of Credit Agreement Secured Obligations (x) with respect to any item of Collateral so long as Senior Agent has commenced and is diligently pursuing its Exercise of Secured Creditor Remedies in respect of such items of Collateral, and (y) without first providing Senior Agent at least 5 Business Days' prior written notice. The Senior Agent may only send three (3) Standstill Notices following the date hereof (it being understood and agreed as clarification to the foregoing that no more than three (3) Standstill Notices may be provided whether delivered hereunder or under any corresponding provision of any other agreement similar hereto that may be delivered pursuant to Section
7.17 hereof) and no more than one (1) Standstill Notice may be given by the Senior Agent in any consecutive 365-day period. The time period during which the Collateral Agent is not permitted to Exercise any Secured Creditor Remedies under this section is referred to herein as the "Standstill Period".

     Section 2.04 Exercise of Rights.

          (a) No Other Restrictions. Except as expressly set forth in this Agreement, each of the Collateral Agent, the Trustee, the Noteholders, the Senior Agent, the Senior Lenders, the TB Wood's Agent and the TB Wood's Lenders shall have any and all rights and remedies it may have as a creditor under applicable law, including the rights to exercise all rights and remedies in foreclosure or otherwise with respect to any of the Collateral; provided, however, that any such exercise by the Collateral Agent, the Trustee or the Noteholders, and any collection or sale of all or any portion of the Collateral by the Collateral Agent, the Trustee or the Noteholders, shall be subject to the Liens of the Senior Agent on the Collateral to the extent provided in Section 2.01 and to the provisions of this Agreement including Section 4.02 hereof. In exercising rights and remedies with respect to the Collateral, the Senior Agent may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law or any agreement; provided, that the Senior Agent agrees to provide copies of any notices that it is required under applicable law to deliver to Parent, any Borrower or any Guarantor to the Collateral Agent and the TB Wood's Agent; provided further, that the failure to provide any such copies to the Collateral Agent or TB Wood's Agent shall not impair any of the Senior Agent's rights hereunder. In exercising rights and remedies with respect to the Collateral, the Collateral Agent may enforce the provisions of the Indenture Security Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law or any agreement; provided, that the Collateral Agent agrees to provide copies of any notices that it is required under applicable law to deliver to Parent, any Borrower or any Guarantor to the Senior Agent and the TB Wood's Agent; provided further, that the failure to provide any such copies to the Senior Agent or TB Wood's Agent shall not impair any of the Collateral Agent's rights hereunder. In exercising rights and remedies with respect to the TB Wood's Collateral, the TB Wood's Agent may enforce the provisions of the TB Wood's Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the TB Wood's Collateral by private or public sale or any other means permissible under applicable law or any agreement; provided, that the TB Wood's Agent agrees to provide copies of any notices that it is required under applicable law to deliver to any TB Wood's Credit Party to the Senior Agent and the Collateral Agent; provided further, that the failure to provide any such copies to the Senior Agent or the Collateral Agent shall not impair any of the TB Wood's Agent's rights hereunder.

          (b) Release of Liens. (i) (A) In the event of any such private or public sale by Senior Agent or any Senior Lender, Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that such sale will be free and clear of the Liens securing the Indenture Secured Obligations and, if the sale or other disposition includes the Equity Interests in any Borrower or any Guarantor, agrees to release the entities whose Equity Interests are sold from all Indenture Secured Obligations so long as Senior Agent and Senior Lenders also release the entities whose Equity Interests are sold from all Credit Agreement Secured Obligations. In furtherance thereof, Collateral Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by Senior Agent in connection therewith, so long as the proceeds from such sale or other disposition of the Collateral are applied in accordance with the terms of this Agreement. (B) In the event of any such private or public sale by TB Wood's Agent or any TB Wood's Lender, Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, and Senior Agent agrees, on behalf of itself and the Senior Lenders, that such sale will be free and clear of the Liens securing the Indenture Secured Obligations and the Credit Agreement Secured Obligations, as applicable, and, if the sale or other disposition includes the Equity Interests in any TB Wood's Credit Party, agrees to release the entities whose Equity Interests are sold from all Indenture Secured Obligations and the Credit Agreement Secured Obligations, as applicable, so long as TB Wood's Agent and TB Wood's Lenders also release the entities whose Equity Interests are sold from all TB Wood's Credit Agreement Secured Obligations. In furtherance thereof, each of Collateral Agent and Senior Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by TB Wood's Agent in connection therewith, so long as the proceeds from such sale or other disposition of the TB Wood's Collateral are applied in accordance with the terms of this Agreement.

          (ii) (A) If and to the extent that the Senior Agent or its designee releases any of its Liens on any Collateral in connection with the sale, lease, exchange, transfer or other disposition of the Collateral in accordance with the terms of this Agreement, the Liens, if any, of the Collateral Agent, for itself or for the benefit of the Trustee and the Noteholders, on such Collateral shall be automatically, unconditionally and simultaneously released and the Collateral Agent, for itself and for each of the Trustee and the Noteholders, promptly shall execute and deliver to the Senior Agent such termination statements, releases and other documents as the Senior Agent may request to effectively confirm such release in respect of such payments. Notwithstanding the foregoing, the obligation of the Collateral Agent to release its Lien on such Collateral shall arise only if such sale, lease, exchange, transfer or other disposition of the Collateral is effected in connection with an exercise of remedies or is permitted by (or permitted pursuant to a waiver of or consent to a transaction otherwise prohibited by) the Senior Loan Documents and the terms hereof. (B) If and to the extent that the TB Wood's Agent or its designee releases any of its Liens on any TB Wood's Collateral in connection with the sale, lease, exchange, transfer or other disposition of the TB Wood's Collateral in accordance with the terms of this Agreement, the Liens, if any, of the Collateral Agent, for itself or for the benefit of the Trustee and the Noteholders, and the Liens, if any, of the Senior Agent, for itself or for the benefit of the Senior Lenders on such TB Wood's Collateral shall be automatically, unconditionally and simultaneously released and the Collateral Agent, for itself and for each of the Trustee and the Noteholders, and the Senior Agent, for itself or for the benefit of the Senior Lenders, promptly shall execute and deliver to the TB Wood's Agent such termination statements, releases and other documents as the TB Wood's Agent may request to effectively confirm such release in respect of such payments. Notwithstanding the foregoing, the obligation of the Collateral Agent and Senior Agent to release its Lien on such TB Wood's Collateral shall arise only if such sale, lease, exchange, transfer or other disposition of the TB Wood's Collateral is effected in connection with an exercise of remedies or is permitted by (or permitted pursuant to a waiver of or consent to a transaction otherwise prohibited by) the TB Wood's Loan Documents and the terms hereof.

          (iii) In the event of any private or public sale by Collateral Agent permitted by the terms of this Agreement, Senior Agent agrees, on behalf of itself and the Lender Group, that such sale will be free and clear of the Liens securing the Senior Secured Obligations and, if the sale or other disposition includes the Equity Interests in any Borrower or any Guarantor, agrees to release the entities whose Equity Interests are sold from all Senior Secured Obligations so long as Collateral Agent, the Trustee and the Noteholders also release the entities whose Equity Interests are sold from all Indenture Secured Obligations. In furtherance thereof, Senior Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by Collateral Agent in connection therewith, so long as the proceeds from such sale or other disposition of the Collateral are applied in accordance with the terms of this Agreement.

          (iv) If and to the extent that the Collateral Agent or its designee releases any of its Liens on any Collateral in connection with the sale, lease, exchange, transfer or other disposition of the Collateral in accordance with the terms of this Agreement, the Liens, if any, of the Senior Agent, for itself or for the benefit of the Lender Group, on such Collateral shall be automatically, unconditionally and simultaneously released and the Senior Agent, for itself and for the Lender Group, promptly shall execute and deliver to the Collateral Agent such termination statements, releases and other documents as the Collateral Agent may request to effectively confirm such release in respect of such payments. Notwithstanding the foregoing, the obligation of the Senior Agent to release its Lien on such Collateral shall arise only if such sale, lease, exchange, transfer or other disposition of the Collateral is effected in connection with an exercise of remedies or is permitted by (or permitted pursuant to a waiver of or consent to a transaction otherwise prohibited by) the Indenture Documents and the terms hereof.

          (c) Except as provided in Section 3.01, the Collateral Agent, the Trustee and the Noteholders may exercise, and nothing herein shall constitute a waiver of, any right it may have at law or equity to receive notice of, or to commence or join with any creditor in commencing any Insolvency Proceeding or to join or participate in, any action or proceeding or other activity described in
Section 3.01; provided, however, that exercise of any such right by the Collateral Agent shall be subject to all of the terms and conditions of this Agreement, including the obligation to turn over (x) Collateral and Proceeds to the Senior Agent for application to the Credit Agreement Secured Obligations as provided in Section 4.02 or (y) TB Wood's Collateral and Proceeds thereof to the TB Wood's Agent for application to the TB Wood's Credit Agreement Secured Obligations as provided in Section 4.02.

          (d) The Collateral Agent may make such demands or file such claims in respect of the Indenture Secured Obligations as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure (including, without limitation, the filing of any proofs of claim in any Insolvency Proceeding), but except as provided in this Section 2.04 or otherwise in this Agreement, the Collateral Agent shall not take any actions restricted by this Agreement until the Discharge of Credit Agreement Secured Obligations shall have occurred.

          (e) Following the Discharge of Credit Agreement Secured Obligations, the other provisions of this Section 2.04 shall apply to the Collateral Agent, for the benefit of itself, the Trustee and the Noteholders as if it were the Senior Agent and the Senior Agent was the Collateral Agent, mutatis mutandis.

                                  ARTICLE III.

                             ACTIONS OF THE PARTIES

     Section 3.01 Limitation on Certain Actions. Notwithstanding any other provision hereof, during any Standstill Period prior to the date that the Discharge of Credit Agreement Secured Obligations occurs, the Collateral Agent will not:

          (a) commence receivership or foreclosure proceedings against any Borrower, any Guarantor, or any Collateral;

          (b) make demands or file claims in respect of the Indenture Secured Obligations except as permitted under Section 2.04(d) hereof;

          (c) sell, collect, transfer or dispose of any Collateral or Proceeds;
or

          (d) notify third party account debtors to make payment directly to it or any of its agents or other Persons acting on its behalf.

     Section 3.02 Agent for Perfection. Each of the Senior Agent, on behalf of itself and the Senior Lenders, the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, and the Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder, as applicable, agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in its respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either, as applicable) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral subject to the terms and conditions of this
Section 3.02. None of the Senior Agent, the Senior Lenders, the TB Wood's Agent, the TB

Wood's Lenders, the Collateral Agent, the Trustee, or the Noteholders, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by any Borrower, any Guarantor or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the Senior Agent, TB Wood's Agent and the Collateral Agent under this Section 3.02 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other for purposes of perfecting the Lien held by the Collateral Agent, TB Wood's Agent or the Senior Agent, as applicable. The Senior Agent is not and shall not be deemed to be a fiduciary of any kind for the TB Wood's Agent, TB Wood's Lenders, Collateral Agent, the Trustee, the Noteholders or any other Person. The Collateral Agent is not and shall not be deemed to be a fiduciary of any kind for the TB Wood's Agent, TB Wood's Lenders, Senior Agent, any Senior Lender or any other Person. The TB Wood's Agent is not and shall not be deemed to be a fiduciary of any kind for the Senior Agent, Senior Lenders, Collateral Agent, the Trustee, the Noteholders or any other Person. In the event that (a) any of the Collateral Agent, the Trustee, or any Noteholder receives any Proceeds or Collateral in contravention of the Lien Priority, (b) the Senior Agent or any Senior Lender receives any Proceeds or Collateral in contravention of the Lien Priority, or (c) the TB Wood's Agent or any TB Wood's Lender receives any Proceeds or Collateral in contravention of the Lien Priority, it shall promptly pay over such Proceeds or Collateral to (i) in the case of clause
(a), the Senior Agent or TB Wood's Agent, as applicable, (ii) in the case of clause (b), the Collateral Agent or TB Wood's Agent, as applicable, and (iii) in the case of clause (c), the Collateral Agent or Senior Agent, as applicable, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.02 of this Agreement.

                                   ARTICLE IV.

                       NOTICES AND APPLICATION OF PROCEEDS

     Section 4.01 Notices of Exercise. Concurrently with any exercise by the Collateral Agent of any of its rights and remedies under the Indenture Loan Documents following the occurrence of any default under the Indenture Loan Documents, the Collateral Agent shall give notice of such exercise to the Senior Agent and TB Wood's Agent and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement. Concurrently with any exercise by the Senior Agent of any of its rights and remedies under the Senior Loan Documents following the occurrence of any default under the Senior Loan Documents, the Senior Agent shall give notice of such exercise to the Collateral Agent and TB Wood's Agent and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement. Concurrently with any exercise by the TB Wood's Agent of any of its rights and remedies under the TB Wood's Loan Documents following the occurrence of any default under the TB Wood's Loan Documents, the TB Wood's Agent shall give notice of such exercise to the Collateral Agent and Senior Agent and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement.

     Section 4.02 Application of Proceeds.

          (a) Revolving Nature of Credit Agreement Secured Obligations. As long as the Senior Agent is not exercising any of its remedies as a secured creditor under the Senior Loan Documents and including during any Standstill Period, the Senior Agent may apply any and all of the proceeds of the Collateral consisting of accounts receivable, other rights to payment or Cash Collateral in accordance with the provisions of the Senior Loan Documents, subject to the provisions of this Agreement, including Sections 3.02 and 4.02 hereof. The Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, expressly acknowledges and agrees that (a) any such application of the proceeds of accounts receivable, other rights to payment or Cash Collateral or the release of any Lien by the Senior Agent upon any portion of the Collateral in connection with a Permitted Disposition (as that term is defined in the Credit Agreement) shall not be considered to be the exercise of remedies under this Agreement; and
(b) all Proceeds or Cash Collateral received by Senior Agent in connection therewith may be applied, reversed, reapplied, credited or reborrowed, in whole or in part, as Credit Agreement Secured Obligations without reducing the Maximum Priority Debt Amount.

          (b) Turnover of Cash Collateral After Payment. Upon the Discharge of the Credit Agreement Secured Obligations, the Senior Agent shall deliver to the Collateral Agent or execute such documents as the Collateral Agent may reasonably request to cause the Collateral Agent to have control over any Cash Collateral or Control Collateral still in Senior Agent's or its designee's possession, custody or control in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Collateral Agent to the Indenture Secured Obligations. Upon the Discharge of the TB Wood's Credit Agreement Secured Obligations, the TB Wood's Agent shall deliver to the Senior Agent or execute such documents as the Senior Agent may reasonably request to cause the Senior Agent to have control over any Cash Collateral or Control Collateral still in TB Wood's Agent's or its designee's possession, custody or control in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied in accordance with the terms hereof. Proceeds of any exercise by the Senior Agent or the Collateral Agent, as applicable, of any of their respective secured creditor rights or remedies under any of the Loan Documents, under applicable law, or otherwise with respect to any Collateral (other than TB Wood's Collateral until the Discharge of TB Wood's Credit Agreement Secured Obligations) or Proceeds, shall be (a) until the Discharge of the Credit Agreement Secured Obligations, retained by the Senior Agent or promptly turned over by the Collateral Agent, the Trustee, or any Noteholder, as the case may be, to the Senior Agent in the same form as received, with any necessary endorsements, (b) after the Discharge of the Credit Agreement Secured Obligations and until all Indenture Secured Obligations have been paid in full in cash, retained by the Collateral Agent or promptly turned over by the Senior Agent to the Collateral Agent in the same form as received, with any necessary endorsements, and (c) if there are any amounts still due or any obligations outstanding to the Senior Agent under the Senior

Loan Documents in excess of the Maximum Priority Debt Amount after the payment in full in cash of all Indenture Secured Obligations, shall be retained by the Senior Agent or promptly turned over by the Collateral Agent to the Senior Agent in the same form as received, with any necessary endorsements. Until the Discharge of TB Wood's Credit Agreement Secured Obligations, proceeds of any exercise by the TB Wood's Agent, Senior Agent or the Collateral Agent, as applicable, of any of their respective secured creditor rights or remedies under any of the Loan Documents, under applicable law, or otherwise with respect to any TB Wood's Collateral or Proceeds thereof, shall be (a) retained by the TB Wood's Agent or promptly turned over by the Senior Agent, Senior Lenders, Collateral Agent, the Trustee, or any Noteholder, as the case may be, to the TB Wood's Agent in the same form as received, with any necessary endorsements.

          (c) Application of Proceeds. (i) Except as set forth in clause (ii) below, the Senior Agent and the Collateral Agent hereby agree that all Collateral and all Proceeds received by either of them upon the Exercise Of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the Senior Agent or the Collateral Agent, as applicable, in connection with such exercise,

          second, to the payment of the Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount,

          third, to the payment of the Indenture Secured Obligations, and fourth, to the payment of any Credit Agreement Secured Obligations in excess of the Maximum Priority Debt Amount.

In exercising remedies, whether as a secured creditor or otherwise, the Senior Agent shall have no obligation or liability to the Collateral Agent, the Trustee, or to any Noteholder and the Collateral Agent shall have no obligation or liability to the Senior Agent or any Senior Lender regarding the adequacy of any Proceeds or for any action or omission save and except solely an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

          (ii) The TB Wood's Agent, the Senior Agent and the Collateral Agent hereby agree that all TB Wood's Collateral and all Proceeds thereof received by either of them prior to the Discharge of the TB Wood's Credit Agreement Secured Obligations upon the Exercise Of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the TB Wood's Agent, Senior Agent or the Collateral Agent, as applicable, in connection with such exercise,

          second, to the payment of the TB Wood's Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority TB Wood's Debt Amount, third, to the payment of the Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount,

          fourth, to the payment of the Indenture Secured Obligations,

          fifth, to the payment of any TB Wood's Credit Agreement Secured Obligations in excess of the Maximum Priority TB Wood's Debt Amount, and sixth, to the payment of any Credit Agreement Secured Obligations in excess of the Maximum Priority Debt Amount.

In exercising remedies, whether as a secured creditor or otherwise, (x) the TB Wood's Agent shall have no obligation or liability to the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee, or to any Noteholder, (y) the Senior Agent shall have no obligation or liability to the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee, or to any Noteholder and
(z) the Collateral Agent shall have no obligation or liability to the TB Wood's Agent, the TB Wood's Lender, Senior Agent or any Senior Lender regarding the adequacy of any Proceeds or for any action or omission save and except solely an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

     Section 4.03 Specific Performance. Each of the Senior Agent, the TB Wood's Agent and the Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not any TB Wood's Credit Party, Borrower or any Guarantor shall have complied with any of the provisions of any of the Loan Documents, at any time when the other shall have failed to comply with any of the provisions of this Agreement applicable to it; provided, however, the remedy of specific performance shall not be available, and the asserting party shall be free to assert any and all legal defenses it may possess, if such remedy would result in, or otherwise constitute, a violation of the Employee Retirement Income Security Act of 1974, as amended. Each of the Senior Agent, the TB Wood's Agent and the Collateral Agent hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                                   ARTICLE V.

                   INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

     Section 5.01 Notice of Acceptance and Other Waivers.

          (a) All Credit Agreement Secured Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, hereby waive (i) notice of acceptance, or proof of reliance, by the

Senior Agent of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Credit Agreement Secured Obligations. Neither the Senior Agent, nor any Senior Lender, nor any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If the Senior Agent honors (or fails to honor) a request by a Borrower for an extension of credit pursuant to the Credit Agreement or any of the Senior Loan Documents, whether Senior Agent has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Indenture or any Indenture Loan Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if Senior Agent otherwise should exercise any of its contractual rights or remedies under the Senior Loan Documents (subject to the express terms and conditions hereof), Senior Agent shall not have any liability whatsoever to the TB Wood's Agent, any TB Wood's Lender, the Collateral Agent, the Trustee or any Noteholder as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Senior Agent will be entitled to manage and supervise its loans and extensions of credit under the Credit Agreement and other Senior Loan Documents as the Senior Agent may, in its sole discretion, deem appropriate, and the Senior Agent may manage its loans and extensions of credit without regard to any rights or interests that the TB Wood's Agent, any TB Wood's Lender, the Collateral Agent, the Trustee, or any of the Noteholders have in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, agree that the Senior Agent shall not incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Senior Loan Documents conducted in accordance with mandatory provisions of applicable law.

          (b) All TB Wood's Credit Agreement Secured Obligations at any time made or incurred by any TB Wood's Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and each of the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and the Senior Agent, on behalf of itself and the Senior Lenders, hereby waives (i) notice of acceptance, or proof of reliance, by the TB Wood's Agent of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the TB Wood's Credit Agreement Secured Obligations. Neither the TB Wood's Agent, nor any TB Wood's Lender, nor any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the TB Wood's Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any TB Wood's Collateral or to take any other action whatsoever with regard to the TB Wood's Collateral or any part thereof, except as specifically provided in this Agreement. If the TB Wood's Agent honors (or fails to honor) a request by a TB Wood's Credit Party for an extension of credit pursuant to the TB Wood's Credit Agreement or any of the TB Wood's Loan Documents, whether TB Wood's Agent has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Indenture, any Indenture Loan Document, the Credit Agreement, any Senior Loan Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if TB Wood's Agent otherwise should exercise any of its contractual rights or remedies under the TB Wood's Loan Documents (subject to the express terms and conditions hereof), TB Wood's Agent shall not have any liability whatsoever to the Senior Agent, Senior Lenders, Collateral Agent, the Trustee or any Noteholder as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The TB Wood's Agent will be entitled to manage and supervise its loans and extensions of credit under the TB Wood's Credit Agreement and other TB Wood's Loan Documents as the TB Wood's Agent may, in its sole discretion, deem appropriate, and the TB Wood's Agent may manage its loans and extensions of credit without regard to any rights or interests that the Senior Agent, Senior Lenders, Collateral Agent, the Trustee, or any of the Noteholders have in the TB Wood's Collateral or otherwise except as otherwise expressly set forth in this Agreement. Each of the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and the Senior Agent, on behalf of itself and the Senior Lenders, agrees that the TB Wood's Agent shall not incur any liability as a result of a sale, lease, license, or other disposition of the TB Wood's Collateral, or any part thereof, pursuant to the TB Wood's Loan Documents conducted in accordance with mandatory provisions of applicable law.

          (c) None of Collateral Agent, Trustee, or any of the Noteholders nor any of their affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If Collateral Agent, Trustee, or any of the Noteholders should exercise any of their contractual rights or remedies under the Indenture Agreements (subject to the express terms and conditions hereof), none of Collateral Agent, Trustee, or any of the Noteholders shall have any liability whatsoever to the Senior Agent as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Collateral Agent, Trustee, and Noteholders will be entitled to manage and supervise the Parent's obligations under the Indenture Agreements as they may, in their sole discretion, deem appropriate, and they may manage such obligations without regard to any rights or interests that the Senior Agent or the TB Wood's Agent has in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. Subject to Section 2.03, the Senior Agent and the TB Wood's Agent agree that none of the Collateral Agent, the Trustee, or the Noteholders shall incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Indenture Agreements conducted in accordance with mandatory provisions of applicable law.

     Section 5.02 Modifications to Senior Loan Documents and Indenture
Agreements.

          (a) The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, hereby agree that, without affecting the obligations of the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee and the Noteholders hereunder, the Senior Agent, on behalf of itself and the Senior Lenders, may, at any time and from time to time, in its sole discretion without the consent of or notice to the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee or any Noteholder (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee or any Noteholder or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Credit Agreement or any of the Senior Loan Documents in any manner whatsoever, including, to

               (i) change the manner, place, time, or terms of payment or renew or alter, all or any of the Credit Agreement Secured Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Credit Agreement Secured Obligations or any of the Senior Loan Documents,

               (ii) retain or obtain a Lien on any property of any Person to secure any of the Credit Agreement Secured Obligations, and in that connection to enter into any additional Senior Loan Documents,

               (iii) amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Credit Agreement Secured Obligations,

               (iv) release its Lien on any Collateral or other property,

               (v) exercise or refrain from exercising any rights against any Borrower, any Guarantor or any other Person,

               (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Credit Agreement Secured Obligations, and

               (vii) otherwise manage and supervise the Credit Agreement Secured Obligations as the Senior Agent shall deem appropriate.

          (b) The Senior Agent, on behalf of itself and the Senior Lenders, and the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, hereby agree that Collateral Agent, on behalf of itself, the Trustee, and the Noteholders may, at any time and from time to time, in its sole discretion without the consent of or notice to the TB Wood's Agent or the Senior Agent (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the TB Wood's Agent or the Senior Agent or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Indenture Agreements in any manner whatsoever, provided, however, that (x) in no event shall Collateral Agent, the Trustee, or any Noteholder obtain a Lien on any assets of any Borrower or any Guarantor not constituting Collateral unless (i) Senior Agent also obtains a Lien on such assets either before or at the same time as Collateral Agent, the Trustee or such Noteholder or (ii) Senior Agent declines in a writing to Collateral Agent to obtain a Lien on such assets or (y) in no event shall Collateral Agent, the Trustee, or any Noteholder obtain a Lien on any assets of any TB Wood's Credit Party not constituting TB Wood's Collateral unless (i) TB Wood's Agent also obtains a Lien on such assets either before or at the same time as Collateral Agent, the Trustee or such Noteholder or (ii) TB Wood's Agent declines in a writing to Collateral Agent to obtain a Lien on such assets.

          (c) Each of the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, and the Senior Agent, on behalf of itself and the Senior Lenders, hereby agrees that, without affecting the obligations of the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee and the Noteholders hereunder, the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, may, at any time and from time to time, in its sole discretion without the consent of or notice to the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee or any Noteholder (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee or any Noteholder or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the TB Wood's Credit Agreement or any of the TB Wood's Loan Documents in any manner whatsoever, including, to

               (i) change the manner, place, time, or terms of payment or renew or alter, all or any of the TB Wood's Credit Agreement Secured Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the TB Wood's Credit Agreement Secured Obligations or any of the TB Wood's Loan Documents,

               (ii) retain or obtain a Lien on any property of any Person to secure any of the TB Wood's Credit Agreement Secured Obligations, and in that connection to enter into any additional TB Wood's Loan Documents,

               (iii) amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the TB Wood's Credit Agreement Secured Obligations,

               (iv) release its Lien on any TB Wood's Collateral or other property,

               (v) exercise or refrain from exercising any rights against any TB Wood's Credit Party or any other Person,

               (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the TB Wood's Credit Agreement Secured Obligations, and

               (vii) otherwise manage and supervise the TB Wood's Credit Agreement Secured Obligations as the TB Wood's Agent shall deem appropriate.

          (d) Notwithstanding anything to the contrary herein, this Section 5.02 shall not be construed to constitute a waiver by the Collateral Agent, the Trustee, or any Noteholder of any provision of the Indenture.

     Section 5.03 Reinstatement and Continuation of Agreement.

          (a) If Senior Agent is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor or any other Person any amount (a "Recovery"), then the Credit Agreement Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements, and obligations of the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee, the Senior Agent, the Senior Lenders, and the Noteholders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the Credit Agreement Secured Obligations. No priority or right of the Senior Agent shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of the TB Wood's Credit Agreement, the Credit Agreement, the Indenture or any of the other Loan Documents, regardless of any knowledge thereof which the Senior Agent may have.

          (b) If TB Wood's Agent is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any TB Wood's Credit Party or any other Person a Recovery, then the TB Wood's Credit Agreement Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements, and obligations of the TB Wood's Agent, the TB Wood's Lenders, the Collateral Agent, the Trustee, the Senior Agent, the Senior Lenders, and the Noteholders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of any Insolvency Proceeding by or against any TB Wood's Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any TB Wood's Credit Party in respect of the TB Wood's Credit Agreement Secured Obligations. No priority or right of the TB Wood's Agent shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any TB Wood's Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of the TB Wood's Credit Agreement, the Credit Agreement, the Indenture or any of the other Loan Documents, regardless of any knowledge thereof which the TB Wood's Agent may have.

          (c) If Collateral Agent, the Trustee, or any Noteholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor or any other Person a Recovery, then the Indenture Secured Obligations shall be reinstated to the extent of such Recovery. No priority or right of the Collateral Agent, the Trustee, or any Noteholder shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of the TB Wood's Credit Agreement, the Credit Agreement, the Indenture or any of the other Indenture Agreements, regardless of any knowledge thereof which the Collateral Agent, the Trustee, or any Noteholder may have.

     Section 5.04 New Credit Facility. At any time any Borrower or any of its Subsidiaries enters into a New Credit Facility (provided that the lender providing such New Credit Facility or its designee executes an acknowledgment, in substantially the form of Annex A), this Agreement shall be reinstated in full force and effect, and any prior termination thereof, if any, as a result of a prior Discharge of Credit Agreement Secured Obligations, shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto (including the lender providing for the New Credit Facility) from such date of reinstatement. It is hereby agreed that the entering into of any new Credit Agreement would not constitute an amendment, modification or supplement to any of the Indenture Loan Documents.

                                   ARTICLE VI.

                             INSOLVENCY PROCEEDINGS

     Section 6.01 DIP Financing. If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding and the Senior Agent shall desire, prior to the Discharge of Credit Agreement Secured Obligations, to permit the use of cash collateral or to permit any Borrower or any Guarantor to obtain financing under
Section 363 or Section 364 of Title 11 of the United States Code or any similar provision under the law applicable to any Insolvency Proceeding ("DIP Financing") to be secured by all or any portion of the Collateral, then the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection with its or their interest in any such Collateral except to the extent specified in this Section 6.01. To the extent the Liens securing the Credit Agreement Secured Obligations are subordinated or pari passu with such DIP Financing, the Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, hereby agrees that its Liens in the Collateral shall be subordinated to such DIP Financing (and all obligations relating thereto) upon the terms and conditions specified in this Agreement. Until the Discharge of Credit Agreement Secured Obligations has occurred, the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral and will not provide or offer to provide any DIP Financing secured by a Lien senior to or pari passu with the Liens securing the Credit Agreement Secured Obligations, in each case unless the Senior Agent otherwise has provided its express written consent.

     Section 6.02 No Contest. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that, prior to the Discharge of Credit Agreement Secured Obligations, none of them shall contest (or support any other Person contesting) (a) any request by the Senior Agent for adequate protection, or (b) any objection by the Senior Agent to any motion, relief, action, or proceeding based on Senior Agent claiming that their interests in the Collateral are not adequately protected or any other similar request under any law applicable to an Insolvency Proceeding. Notwithstanding the foregoing, in any Insolvency Proceeding, if the Senior Agent is granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar law applicable to any Insolvency Proceeding, then the Collateral Agent, on behalf of itself, the Trustee, or any of the Noteholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien hereby is and shall be deemed to be subordinated to the Liens securing the Credit Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount and such DIP Financing (and all obligations relating thereto) on the same basis as the Lien Priority. In the event the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of Liens in respect of additional collateral, then the Collateral Agent, on behalf of itself, the Trustee, and each of the Noteholders, agrees that the Senior Agent also shall be granted a senior Lien on such additional collateral as security for the Credit Agreement Secured Obligations (and for any such DIP Financing) and that any Lien on such additional collateral securing the Indenture Secured Obligations shall be subordinated to the Liens in respect of such additional collateral securing the Credit Agreement Secured Obligations and any such DIP Financing and any other Liens granted to the Senior Agent as adequate protection on the same basis as the other Liens securing the Indenture Secured Obligations are subordinated to the Credit Agreement Secured Obligations under this Agreement up to the Maximum Priority Debt Amount. Nothing contained herein shall prohibit or in any way limit the Senior Agent, prior to the Discharge of Credit Agreement Secured Obligations, from objecting in any Insolvency Proceeding or otherwise to any action taken by the Collateral Agent, the Trustee or any of the Noteholders, including the seeking by the Collateral Agent, the Trustee or any Noteholder of adequate protection or the asserting by the Collateral Agent, the Trustee or any Noteholder of any of its rights and remedies under the Indenture Loan Documents or otherwise.

     Section 6.03 Asset Sales. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it will not oppose any sale consented to by Senior Agent of Collateral pursuant to Section 363 or 365 of Title 11 of the United States Code (or any similar provision in any other applicable Bankruptcy
Law) so long as the proceeds of such sale are applied in accordance with this Agreement. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it will not oppose any sale consented to by TB Wood's Agent of TB Wood's Collateral pursuant to Section 363 or 365 of Title 11 of the United States Code (or any similar provision in any other applicable Bankruptcy
Law) so long as the proceeds of such sale are applied in accordance with this Agreement.

     Section 6.04 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510 of Title 11 of the United States Code. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that all distributions that the Collateral Agent, the Trustee, or any Noteholder receives in any Insolvency Proceeding on account of the Collateral or Proceeds shall be held in trust by such Person and turned over to the Senior Agent, on behalf of itself and the Senior Lenders, for application in accordance with Section 4.02 of this Agreement. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that all distributions that the Collateral Agent, the Trustee, or any Noteholder receives in any Insolvency Proceeding on account of the TB Wood's Collateral or Proceeds thereof shall be held in trust by such Person and turned over to the TB Wood's Agent, on behalf of itself and the TB Wood's Lenders, for application in accordance with Section 4.02 of this

Agreement. To the extent that any amounts received by the Collateral Agent, the Trustee, or any Noteholder are paid over in connection with this provision, the obligations owed by the Borrower to such Person will be deemed to be reinstated to the extent of the amounts so paid over.

                                  ARTICLE VII.

                                  MISCELLANEOUS

     Section 7.01 Rights of Subrogation. The Collateral Agent agrees that no payment or distribution to the Senior Agent pursuant to the provisions of this Agreement shall entitle the Collateral Agent, the Trustee, or any Noteholder to exercise any rights of subrogation in respect thereof until the Discharge of Credit Agreement Secured Obligations shall have occurred. Following the Discharge of Credit Agreement Secured Obligations, the Senior Agent agrees to execute such documents, agreements, and instruments as the Collateral Agent, the Trustee or any Noteholder may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Credit Agreement Secured Obligations resulting from payments or distributions to the Senior Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Senior Agent are paid by such Person upon request for payment thereof. Each of the Senior Agent and the Collateral Agent agrees that no payment or distribution to the TB Wood's Agent pursuant to the provisions of this Agreement in respect of the TB Wood's Collateral shall entitle the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee, or any Noteholder to exercise any rights of subrogation in respect thereof until the Discharge of TB Wood's Credit Agreement Secured Obligations shall have occurred. Following the Discharge of TB Wood's Credit Agreement Secured Obligations, the TB Wood's Agent agrees to execute such documents, agreements, and instruments as the Senior Agent, the Senior Lenders, the Collateral Agent, the Trustee or any Noteholder may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the TB Wood's Credit Agreement Secured Obligations resulting from payments or distributions to the TB Wood's Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the TB Wood's Agent are paid by such Person upon request for payment thereof.

     Section 7.02 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the TB Wood's Agent, the Senior Agent or the Collateral Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.02 to the extent that such action would contravene any law, order or other legal requirement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.02.

     Section 7.03 Representations. The Original Senior Agent represents and warrants to the TB Wood's Agent and the Collateral Agent that it has the requisite power and authority under the Original Credit Agreement to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Senior Lenders. The Collateral Agent represents and warrants to the TB Wood's Agent and the Senior Agent that it has the requisite power and authority under the Indenture to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself, the Trustee, and the Noteholders. The Original TB Wood's Agent represents and warrants to the Collateral Agent and the Senior Agent that it has the requisite power and authority under the Original TB Wood's Credit Agreement to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the TB Wood's Lenders.

     Section 7.04 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Collateral Agent, the TB Wood's Agent and the Senior Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.05 Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and, if to the Collateral Agent, mailed or sent by telecopy or delivered to it, addressed to it as follows:

          The Bank of New York Trust Company, N.A.
          700 South Flower Street, Suite 500
          Los Angeles, California 90017
          Attention: Corporate Trust Department/Altra Industrial Motion, Inc.
          Telephone: 213-630-6176
          Facsmile: 213-630-6298

With a copy to:

          Proskauer Rose LLP
          1585 Broadway
          New York, NY
          Attention: Julie M. Allen, Esq.
          Facsmile: 212-969-2900

if to the Senior Agent, mailed, sent or delivered thereto, addressed to it as follows:

          Wells Fargo Foothill, Inc.
          One Boston Place

          Boston, MA 02108
          Attention: Business Finance Manager
          Facsimile: (617) 523-5839

With a copy to:

          Moses & Singer LLP
          The Chrysler Building
          405 Lexington Avenue
          New York, NY 10174-1299
          Attention: Howard L. Siegel, Esq.
          Facsimile: (212) 554-7700

if to the TB Wood's Agent, mailed, sent or delivered thereto, addressed to it as follows:

          Wells Fargo Foothill, Inc.
          One Boston Place
          Boston, MA 02108
          Attention: Business Finance Manager
          Facsimile: (617) 523-5839

With a copy to:

          Moses & Singer LLP
          The Chrysler Building
          405 Lexington Avenue
          New York, NY 10174-1299
          Attention: Howard L. Siegel, Esq.
          Facsimile: (212) 554-7700

If to Parent or Administrative Borrower, mailed, sent or delivered thereto, addressed to it as follows:

          Altra Industrial Motion, Inc.
          14 Hayward St.
          Quincy, Massachusetts 02171
          Attention: Michael L. Hurt
          Facsimile: (617) 689-6202

With a copies to:

          Genstar Capital, L.P.
          Four Embarcadero Center, Suite 1900
          San Francisco, CA 94111
          Attention: Darren J. Gold

          Facsimile:  (415) 834-2383

and

          Weil, Gotshal & Manges LLP
          200 Crescent Court, Suite 300
          Dallas, Texas 75201
          Attention: Angela L. Fontana, Esq.
          Facsimile: (214) 746-7777

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 7.05. All such demands, notices and other communications shall be effective, when mailed, two business days after deposit in the mails, postage prepaid, when sent by telecopy, when receipt is acknowledged by the receiving telecopy equipment (or at the opening of the next business day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid.

     Section 7.06 No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 7.07 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Discharge of the TB Wood's Credit Agreement Secured Obligations shall have occurred, the Discharge of the Credit Agreement Secured Obligations shall have occurred and the Indenture Secured Obligations shall have been paid in full, (ii) be binding upon the Parties and their successors and assigns, and
(iii) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the TB Wood's Agent or any TB Wood's Lender, the Senior Agent or any Senior Lender, or the Collateral Agent, the Trustee, or any Noteholder may assign or otherwise transfer all or any portion of the TB Wood's Credit Agreement Secured Obligations, the Credit Agreement Secured Obligations or the Indenture Secured Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the TB Wood's Agent or any TB Wood's Lender, the Senior Agent or any Senior Lender, or the Collateral Agent, the Trustee, or any Noteholder, as the case may be, herein or otherwise.

     Section 7.08 Information Concerning Financial Condition.

          (a) Collateral Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and Guarantors and of all other circumstances bearing upon the risk of nonpayment of the Indenture Secured Obligations, and agrees that neither TB Wood's Agent nor Senior Agent has and shall have no duty to advise Collateral Agent of information known to TB Wood's Agent or Senior Agent regarding such condition or any such circumstances. In the event TB Wood's Agent or Senior Agent, in their sole discretion, undertake, at any time or from time to time, to provide any such information to Collateral Agent, neither TB Wood's Agent nor Senior Agent shall be under any obligation
(i) to provide any such information to Collateral Agent on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, TB Wood's Agent or Senior Agent, as applicable, wishes to maintain confidential. Collateral Agent acknowledges and agrees that neither TB Wood's Agent or Senior Agent has made any warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the TB Wood's Credit Agreement Secured Obligations, the Credit Agreement Secured Obligations or any liens or security interests held in connection therewith.

          (b) TB Wood's Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and Guarantors and of all other circumstances bearing upon the risk of nonpayment of the TB Wood's Credit Agreement Secured Obligations, and agrees that neither the Collateral Agent nor the Senior Agent has and shall have no duty to advise TB Wood's Agent of information known to Collateral Agent or the Senior Agent regarding such condition or any such circumstances. In the event Collateral Agent or Senior Agent, in their sole discretion, undertake, at any time or from time to time, to provide any such information to TB Wood's Agent, neither Collateral Agent nor Senior Agent, as applicable, shall be under any obligation (i) to provide any such information to TB Wood's Agent on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, Collateral Agent or Senior Agent, as applicable, wishes to maintain confidential. TB Wood's Agent acknowledges and agrees that neither Collateral Agent nor Senior Agent has made any warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Indenture Secured Obligations, the Credit Agreement Secured Obligations or any liens or security interests held in connection therewith.

          (c) Senior Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and Guarantors and of all other circumstances bearing upon the risk of nonpayment of the Credit Agreement Secured Obligations, and agrees that neither TB Wood's Agent nor Collateral Agent has and shall have no duty to advise Senior Agent of information known to TB Wood's Agent or Collateral Agent regarding such condition or any such circumstances. In the event TB Wood's Agent or Collateral Agent, in their sole discretion, undertake, at any time or from time to time, to provide any such information to Senior Agent, neither TB Wood's

Agent nor Collateral Agent shall be under any obligation (i) to provide any such information to Senior Agent on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, TB Wood's Agent or Collateral Agent, as applicable, wishes to maintain confidential. Senior Agent acknowledges and agrees that neither TB Wood's Agent nor Collateral Agent has made any warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the TB Wood's Credit Agreement Secured Obligations, the Indenture Secured Obligations or any liens or security interests held in connection therewith.

     Section 7.09 Governing Law: Entire Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York except as otherwise preempted by applicable federal law. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     Section 7.10 Counterparts. This Agreement maybe executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

     Section 7.11 No Third Party Beneficiary. This Agreement is solely for the benefit of the Parties (and their permitted assignees). No other Person (including Borrower, any Guarantor or any Affiliate of Borrower and any Subsidiary of Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.12 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof

     Section 7.13 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or any other priority set forth in this Agreement.

     Section 7.14 Collateral Agent Status. Nothing in this Agreement shall be construed to operate as a waiver by the Collateral Agent, with respect to any Borrower, any Guarantor, the Trustee, or any Noteholder, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in the Indenture or any of the other Indenture Loan Documents. For all purposes of this Agreement, the Collateral Agent may (a) rely in good faith, as to matters of fact, on any representation of fact believed by the Collateral Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any Borrower or of the Senior Agent, any Senior Lender, the TB Wood's Agent, or any TB Wood's Lender, and (b) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person. Each Borrower, Senior Agent, each Senior Lender, TB Wood's Agent and each TB Wood's Lender expressly acknowledge that the subordination and related agreements set forth herein by the Collateral Agent are made solely in its capacity as Collateral Agent under the Indenture with respect to the Notes issued thereunder and the other Indenture Loan Documents and are not made by the Collateral Agent in its individual commercial capacity.

     Section 7.15 Acknowledgment. Each Borrower, each Guarantor and each TB Wood's Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, and agrees to recognize all rights granted thereby to the TB Wood's Agent, the Senior Agent and the Collateral Agent and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Borrower, each Guarantor and each TB Wood's Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

     Section 7.16 VENUE; JURY TRIAL WAIVER.

          (a) THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SENIOR AGENT'S OR TB WOOD'S AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SENIOR AGENT OR TB WOOD'S AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.16.

          (b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL

COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.17 Intercreditor Agreement. This Agreement amends and restates in its entirety the Original Intercreditor Agreement, but shall not be deemed a novation or termination of the Original Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the Indenture. If this Agreement or all or any portion of either Party's rights or obligations hereunder are assigned or otherwise transferred to any other Person, such other Person shall execute and deliver an agreement containing terms substantially identical to those contained in this Agreement.

     IN WITNESS WHEREOF, the Senior Agent, the TB Wood's Agent, the Collateral Agent, each Borrower, each Guarantor and each TB Wood's Credit Party has caused this Agreement to be duly executed and delivered as of the date first above written.

SENIOR AGENT AND TB WOOD'S AGENT:       WELLS FARGO FOOTHILL, INC.,
                                        a California corporation


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: VP
                                               ---------------------------------

        [SIGNATURE PAGE OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

COLLATERAL AGENT AND TRUSTEE:           THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., in its capacities as Collateral
                                        Agent and Trustee under the Indenture
                                        (and not individually)


                                        By: /s/ Sandee Parks
                                            ------------------------------------
                                        Name: Sandee Parks
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

        [SIGNATURE PAGE OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

The undersigned, each a Borrower, Guarantor or TB Wood's Credit Party referred to in the foregoing Intercreditor Agreement, hereby agrees to comply with all of the terms and provisions of the Intercreditor Agreement in all respects.

                                        ALTRA INDUSTRIAL MOTION, INC.,
                                        a Delaware corporation, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        WARNER ELECTRIC LLC,
                                        a Delaware limited liability company, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        KILIAN MANUFACTURING CORPORATION,
                                        a Delaware corporation, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        WARNER ELECTRIC TECHNOLOGY LLC,
                                        a Delaware limited liability company, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        FORMSPRAG LLC,
                                        a Delaware limited liability company, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        BOSTON GEAR LLC,
                                        a Delaware limited liability company, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        NUTTALL GEAR LLC,
                                        a Delaware limited liability company, as a Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------

        [SIGNATURE PAGE OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

                                        AMERIDRIVES INTERNATIONAL, L.P.,
                                        a Delaware limited partnership, as a
                                        Borrower


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        THE KILIAN COMPANY,
                                        a Delaware corporation, as a Guarantor


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        WARNER ELECTRIC INTERNATIONAL HOLDING,
                                        INC.,
                                        a Delaware corporation, as a Guarantor


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        AMERICAN ENTERPRISES MPT CORP.,
                                        a Delaware corporation, as a Guarantor


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        AMERICAN ENTERPRISES MPT, L.P.,
                                        a Delaware limited partnership, as a
                                        Guarantor


                                        By: /s/ Michael L. Hurt
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------

        [SIGNATURE PAGE OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

                                        TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a TB
                                        Wood's Credit Party


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a TB Wood's Credit Party


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Title: Treasurer and Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a TB Wood's
                                        Credit Party


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Title: President and Treasurer
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a TB Wood's
                                        Credit Party


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

        [SIGNATURE PAGE OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

                                     Annex A

     This ACKNOWLEDGMENT, dated as of _________ __, 20__, is delivered pursuant to Section 5.04 of the Amended and Restated Intercreditor and Lien Subordination Agreement (the "Intercreditor Agreement"), dated as of April 5, 2007 by Wells Fargo Foothill, Inc. (as Senior Agent and TB Wood's Agent) and The Bank Of New York, as Collateral Agent and Trustee, and acknowledged by Altra Industrial Motion, Inc., as a Borrower, certain of its Subsidiaries as Borrowers and Guarantors, and TB Wood's Corporation and certain of its Subsidiaries as TB Wood's Credit Parties. Capitalized terms used herein but not defined herein are used with the meanings given them in the Intercreditor Agreement.

     By executing and delivering this Acknowledgment, the undersigned, as provided in Section 5.04 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as Senior Agent, with the same force and effect as if originally named as the Original Senior Agent therein.

     IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be duly executed and delivered as of the date first above written.

                                        [LENDER PROVIDING NEW CREDIT FACILITY]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------